UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this report is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

On December 13, 2023, APA Corporation, a Delaware corporation (the “Company”), established a commercial paper program under which the Company may issue from time to time on a private placement basis short-term unsecured promissory notes (the “Notes”) up to a maximum aggregate face amount of $1.8 billion outstanding at any time. The Company intends to use net proceeds of the Notes for general corporate purposes.

Payment of the Notes has been unconditionally guaranteed on an unsecured basis by the Company’s wholly-owned subsidiary, Apache Corporation, a Delaware corporation (“Apache”), such guarantee effective until the first time that the aggregate principal amount of indebtedness under senior notes and debentures outstanding under Apache’s existing indentures is less than US$1.0 billion.

The Notes will be sold under customary market terms in the U.S. commercial paper market at a discount from par or at par and bear interest at rates determined at the time of issuance. The maturities of the Notes may vary but may not exceed 397 days from the date of issuance. As of the date of this Current Report on Form 8-K, the Company has not issued any Notes.

The Notes and Apache’s guarantee of payment thereof will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company and Apache, respectively. When Apache’s guarantee terminates, the Company and Apache may have other indebtedness, in which case the Notes then may effectively be subordinated to any other indebtedness of Apache.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: December 13, 2023	By:	/s/ Ben C. Rodgers
Ben C. Rodgers,
Senior Vice President, Treasurer and Midstream and Marketing